UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2019

Motorcar Parts of America, Inc.

(Exact name of registrant as specified in its charter)

New York	001-33861	11-2153962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 California Street, Torrance CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 212-7910

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MPAA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 4, 2019, Motorcar Parts of America, Inc. (the “Company”) amended its Amended and Restated Revolving Credit, Term Loan and Security Agreement (as amended to date, the “Loan Agreement”) by entering into the Second Amendment to Loan Agreement (the “Second Amendment”) with D & V Electronics Ltd., Dixie Electric Ltd., and Dixie Electric Inc., as the Canadian borrowers, PNC Bank, National Association, as agent, and the financial institutions party thereto.  The Second Amendment, among other things, (a) increases the total size of the revolving credit facility to $238,620,000, (b) modifies the fixed charge coverage ratio financial covenant, (c) modifies the definition of “Consolidated EBITDA”, (d) modifies the borrowing base definition to, among other things, include brake-related products as eligible inventory, (e) increases the letter of credit sublimit to $20,000,000, (f) increases the Canadian revolving sublimit to $24,000,000, (g) increases the swing line sublimit to $23,862,000, (h) permits up to $5,000,000 of sale and lease back transactions per fiscal year, (i) increases the permitted amount of certain capital expenditures, (j) increases the permitted amount of operating lease obligations per fiscal year, and (k) increases certain other covenant-related baskets.

The foregoing summary of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the terms of the Second Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1
Second Amendment to Amended and Restated Loan Agreement, dated as of June 4, 2019, among Motorcar Parts of America, Inc., D & V Electronics Ltd., Dixie Electric Ltd., Dixie Electric Inc., each lender from time to time party thereto, and PNC Bank, National Association, as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORCAR PARTS OF AMERICA, INC.

Date: June 6, 2019	/s/ Michael M. Umansky
Michael M. Umansky
Vice President and General Counsel